© Fifth Third Bank | All Rights Reserved
Goldman Sachs
U.S. Financial Services Conference
Kevin Kabat
Chairman, President & CEO
December 9, 2009
Please refer to earnings release dated October 22, 2009 and 10-Q dated
November 6, 2009 for further information, including full results reported on a
U.S. GAAP basis
Exhibit 99.1

Fifth Third Bank

Operating metrics
Capital ratios
Coverage ratios

© Fifth Third Bank | All Rights Reserved
3Q09 results vs. peers
Range Metric Rank / 13 Peer average
Net interest margin 7 3.36%
2.68% 4.36%
3.43%
Seq. net interest margin growth 2 7 bps
(18 bps) 18 bps
17 bps
Seq. net interest income growth 3 2.3%
(4.2%) 9.2%
4.5%
Tangible common equity ratio
3 6.0%
4.0% 8.0%
7.0%
Tier 1 ratio
1 11.1% 8.4% 13.2%
13.2%
7 6.9%
5.2% 8.4%
7.0%
Tier 1 common ratio
1 2.79%
1
2
3
4
5
6
7
1.68% 4.69%
4.69%
Reserves / loans
2 75%
8
44% 130%
114%
Reserves / NPAs
4 110%
9
66% 185%
122%
Reserves / annualized NCOs
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION. Source: SNL and company reports
NPAs exclude HFS portion for all banks. Exclude covered assets for BBT, USB, and ZION.

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Pre-tax pre-provision earnings
5.4%
4.9%
3.9%
3.4%
2.7% 2.7%
2.4%
2.2%
1.7%
1.6% 1.6%
1.3%
0.7%
WFC USB PNC BBT FITB MTB HBAN ZION CMA RF STI MI KEY
Peer average: 2.6%
3Q09 core PPNR / average loans (annualized)*
Core PPNR trend
* Peer core PPNR excludes securities gains/losses, gains/losses from debt extinguishments, Visa gains and expense reversals, leveraged lease gains/losses, and  gains from FDIC transactions.
Fifth Third’s pre-tax, pre-provision net revenue (PPNR) to RWA higher than most SCAP regional banks
3.4%
Credit adjusted PPNR /
Average Loans
Significant impact from
purchase accounting
Core PPNR reconciliation
451
483
565
535
45
106
87
46
100
8
3
22
$0
$100
$200
$300
$400
$500
$600
$700
4Q08 1Q09 2Q09 3Q09
Core Fee Income Effect from Credit Noninterest Expense Effect from Credit
4Q08 1Q09 2Q09 3Q09
Reported PPNR (GAAP) (488) 511 2,393 844
Adjustments:
Gain on sale of Visa shares - - - (244)
BOLI charges 34 54 - -
Gain from sale of processing interest - - (1,764) 6
Divested merchant and EFT revenue (160) (155) (169) -
Securities gains/losses 40 24 (5) (8)
Visa litigation reserve expense 8 - - (73)
Goodwill impairment charge 965 - - -
Seasonal pension expense - - - 10
FDIC special assessment - - 55 -
Divested merchant and EFT expense (estimated) 51 49 54 -
Core PPNR 451 483 565 535
Credit Related Adjustments:
OREO write-downs, FV adjs, & G/L on loan sales 22 3 8 45
Problem asset work-out expenses 106 87 46 100
Credit adjusted PPNR 579 574 620 679

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Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $108 million in
3Q09
– Total charge-off ratio 3.7% (3.3% ex-HBs)
– Commercial charge-off ratio 4.2% (3.4% ex-
HBs)
• Brokered home equity charge-offs 6.0% in 3Q09
– Direct home equity portfolio 1.9%
3Q09 NCO Ratios Coml Cons Total
FL/MI 6.6% 5.6% 6.1%
Other 3.3% 2.2% 2.9%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($2.0B)
Suspended in 2008
• Homebuilder/residential development ($1.8B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.2B)
• All mortgages originated for intended sale*
Total 4.2% 3.1% 3.7%
Mortgage portfolio

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521%
371%
313% 313%
251%
204%
185%
174%
170%
162%
158% 157%
145%
0%
100%
200%
300%
400%
500%
600%
MTB MI RF ZION CMA HBAN USB WFC KEY BBT PNC STI FITB
665%
502%
471%
407%
301%
269%
252% 251%
231% 229%
215%
203%
199%
0%
100%
200%
300%
400%
500%
600%
700%
MTB MI ZION RF CMA HBAN USB WFC PNC KEY FITB BBT STI
44%
41%
39%
33%
32%
27%
23%
21%
19%
19%
18%
17%
15%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
MI MTB RF CMA ZION KEY HBAN FITB STI USB BBT WFC PNC
34%
30%
26%
25%
24%
17%
17%
15%
13%
13%
11%
11%
9%
0%
5%
10%
15%
20%
25%
30%
35%
40%
MI MTB RF ZION CMA KEY HBAN FITB STI USB BBT WFC PNC
Commercial Real Estate
CRE / (TCE + Reserves) CRE / TCE
CRE / Loans HFI CRE / Assets
Peer average: 27%
Peer average: 332%
Source: SNL and company reports.
Peer average: 19%
Peer average: 248%
Fifth Third’s CRE exposure is lower than most peers relative to assets, loans, capital and reserves

© Fifth Third Bank | All Rights Reserved
545%
273%
251%
149%
141%
135% 134%
126%
70% 66% 65%
48%
31%
FITB CMA STI MI MTB RF KEY ZION BBT USB HBAN WFC PNC
3Q09 credit results
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
FITB Peer Average
Source: SNL and company reports. NPAs exclude held-for-sale NPAs for all banks.
3.2%
3.0%
1.4%
2.4%
2008 2009 YTD
FITB Peer Average
NPA ratio versus peers
Net charge-off ratio versus peers
Sequential NPA growth versus peers Year-over-year NPA growth versus peers
Peer average: 167%
Peer average: 12%
(4%)
(1%)
4%
6%
9%
12%
13% 13%
17%
18%
22%
25%
28%
MI STI KEY CMA MTB USB FITB ZION HBAN BBT RF PNC WFC

© Fifth Third Bank | All Rights Reserved
Strong reserve position
463
1,627
490
626
756
478
729
283
415
196
2.41%
4.28%
4.69%
3.72%
3.31%
$0
$500
$1,000
$1,500
$2,000
$2,500
3Q08 4Q08 1Q09 2Q09 3Q09
Net Charge-offs Additional Provision Reserves
Industry leading reserve level
Coverage ratios are strong relative to peers
1.25%
1.14%
1.22%
0.86%
0.75%
1.10%
Reserves / NPLs Reserves / NPAs Reserves / 3Q09 Annualized NCOs
FITB Peer Average
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks. Excludes covered assets for BBT, USB, and ZION.
1. FITB 4.69
2. KEY 4.00
3. ZION 3.44
4. MI 3.08
5. WFC 3.00
6. PNC 2.99
7. RF 2.83
8. HBAN 2.77
9. USB 2.64
10. STI 2.60
11. BBT 2.29
12. CMA 2.19
13. MTB 1.68
Peer Average 2.79
Reserves / Total Loans

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Tier 1 common capital actions
$1B common equity issuance (6/4/09)
— Completed upsized $1B common equity
issuance ($750M at-the-market program
launched 5/20/09)
— Significantly oversubscribed
Conversion of Series G convertible preferred
stock to $467M of common (6/22/09)
— Avoid $104M of preferred dividends from
exchange through 4Q10
Tier 1 common equity capital from FTPS JV
(6/30/09) exceeded estimates submitted under
SCAP by $116M
Monetization of value in Visa shares carried at
zero book value ($187M) (7/17/09)
— Generated $287M of Tier 1 common
equity credit under more adverse
scenario (including credit for recapture
of assumed excluded DTAs of $100M)
Current 7.0% Tier 1 common ratio and 13.2% Tier 1 ratio (9.9% excluding CPP) well above regulatory minimums, and expected to remain well above regulatory minimums under potential stress scenarios
# Investment bank MS raised greater percentage.
$874M of common equity issuance was
surplus to required SCAP buffer
80% of SCAP buffer (greater percentage
than any other SCAP commercial bank
with a required buffer)
#
Tier 1 common
requirement
Tier 1 common
sources*
$0.47B Series G convert
$2.0B
$0.12B JV >est.
$0.10B Avoided
preferred dividends
$1.0B Public
common issuance
$0.29B Visa sale
$1.1B

© Fifth Third Bank | All Rights Reserved
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
$5,500
2008 2009 2010
Performance vs. SCAP scenarios
$4.1B
$2.9B
~$2.6B
$2.8B
ACT
* Red line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s own adverse submission.
Realized losses have been significantly below SCAP submissions
$5.0B
Fifth Third’s realized credit losses have
been significantly below its SCAP
submitted baseline and more adverse
scenarios
In our submissions, we incorporated
significant conservatism, given the then-
prevailing negative economic and industry
trends and the extreme uncertainty in
potential loss outcomes at that time
Economic and credit market conditions
have been much better than potential
downside expectations in Spring 2009,
benefitting our results vs. SCAP scenarios
SCAP Supervisory Adverse Scenario
(timing of supervisory losses estimated)
SCAP Baseline Scenario
as submitted
Fifth Third capitalized
for this level of losses
(plus additional capital
raised above required
buffer)
$2.7B
ACT/
4Q09
EST

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Strong capital position
Tier 1 common ratio
Tier 1 capital ratio (with and without TARP)
11.1%
9.9% 9.9% 9.9%
9.5%
9.2%
8.9%
8.7%
8.2%
7.7%
7.5%
7.3%
6.3%
BBT FITB HBAN KEY USB STI RF CMA WFC PNC MTB ZION MI
Peer average w/
TARP: 11.1%
8.4%
8.0%
7.9%
7.8%
7.6%
7.5%
7.0%
6.8%
6.2%
6.1%
5.5%
5.5%
5.2%
BBT CMA RF HBAN KEY STI FITB USB MI ZION MTB PNC WFC
Peer average: 6.9%
Source: SNL and company reports.
TCE + Reserves / Loans
Tangible common equity ratio
8.0%
7.6%
7.0%
6.9% 6.9%
6.6%
6.3%
5.9%
5.4%
5.3%
4.8%
4.5%
4.0%
CMA KEY FITB MI STI RF HBAN BBT ZION USB MTB WFC PNC
Peer average: 6.0%
Peer average: 11.3%
15.7%
14.3%
13.1%
12.4% 12.3%
11.8%
11.5%
11.2%
10.3%
10.0%
9.7%
9.5%
7.8%
KEY FITB CMA STI RF MI HBAN BBT ZION USB WFC PNC MTB
Strong capital ratios relative to peers, particularly considering reserve levels
11.1%
13.2%
13.0%
12.6%
9.5%
12.2%
12.2%
10.6%
10.9%
8.4%
10.0%
9.6%
Peer average
w/o TARP: 8.7%
12.6%

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Summary
Fifth Third continues to execute on its strategic initiatives and is focused on being well-positioned for the turn of the cycle.
• Dedicated to serving the needs
of families and businesses for
more than 150 years
• Businesses creating new and
profitable opportunities to
enhance value
• Trends in NII and NIM
compare favorably with peers
• Ongoing expense control
• Continued shift back toward
core funding
Core franchise is solid
• Strong reserve coverage of
problem loans
• Aggressive management has
mitigated areas of highest risk
• Significantly enhanced SAG
and workout resources, while
continuing prudent lending
practices
• Some positive signs in 3Q09
results, though challenges will
continue
Aggressive management of
credit issues
• Successfully completed June
2008 capital plan and SCAP
capital actions
• Actions exceeded SCAP Tier 1
common equity commitment
by 80%
• Current capital levels able to
withstand additional economic
deterioration as assumed
under the SCAP assessment
Strong capital levels

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel;
(17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)  lower than expected gains related to any sale or potential sale of businesses; (21) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (22) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(23) ability to secure confidential information through the use of computer systems and telecommunications networks; and (24) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

13 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Net interest income
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
3Q08 4Q08 1Q09 2Q09 3Q09
0
100
200
300
400
Spread (right axis) Asset yield Liability rate
3.33%
3.13%
2.92%
3.15%
3.37%
2.0%
2.5%
3.0%
3.5%
4.0%
3Q08 4Q08 1Q09 2Q09 3Q09
$300
$400
$500
$600
$700
$800
$900
Net interest income (right axis) NIM
Core NII and NIM
• Trends in net interest income and net
interest margin compare favorably with
peers
– Stable NII in 4Q09
• Expect continued expansion in NIM in
4Q09
– Approximately 10 bps
Yields and rates
SEQ NII and NIM growth compared with peers
4.5% 17 bps
2.3%
7 bps
NIM growth NII growth
FITB Peer average
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL and company reports
Results above exclude $130M and $6M charge related to leveraged lease litigation in 2Q08 and 1Q09, respectively. Also excluded is $215M, $81M, $41M,
$35M, and $27M in loan discount accretion from the First Charter acquisition in 3Q08 , 4Q08, 1Q09,2Q09, and 3Q09 respectively.

FIFTH THIRD BANK

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Deposit share momentum
Source: FDIC, SNL Financial; branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits
• Continued focus on
customer satisfaction
and building full
relationships has given
strong momentum to the
retail network
• Fifth Third grew deposits
in 15 of 16 affiliate
markets in 2009
– Market share rank
increases in South
and Central Florida
– Modest attrition in
North Carolina
acquisition market
• Fifth Third grew deposit
market share in 75% of
affiliate markets in 2009
5.3% 4.8% -4.4% (113,631) North Carolina
8.7% 8.1% 0.3% 2,608 Central Kentucky
8.3% 8.4% 4.7% 139,354 Central Indiana
3.3% 3.5% 12.8% 142,615 Tennessee
18.4% 18.4% 2.1% 149,252 Western Michigan
15.4% 16.2% 7.5% 177,122 Northwestern Ohio
8.2% 8.9% 13.0% 194,593 Louisville
4.0% 4.1% 8.6% 195,169 Southern Indiana
21.9% 21.5% 2.2% 212,656 Cincinnati
11.2% 11.1% 5.6% 213,971 Central Ohio
3.1% 3.5% 24.5% 334,080 Tampa
2.5% 3.0% 28.9% 338,091 Central Florida
5.0% 5.4% 11.9% 418,525 Eastern Michigan
2.8% 3.1% 21.1% 579,342 South Florida
3.8% 4.2% 17.0% 606,708 Northeastern Ohio
3.8% 4.0% 9.8% 788,601 Chicago
2008 2009
Share
(%) ($)
Deposit
Name
5/3 Market Share 5/3 Deposit (08-09) Affiliate

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Loss mitigation effort impact on PPNR
• Commercial Special Assets Group
— Approximately 275 full-time employees, compared
with 100 at the beginning of 2009
— Special vertical teams and “war rooms” dedicated
to existing and emerging problem areas
– Construction
– Income-producing property
– Auto manufacturing
– Dealer floor plan
— Increasing use of structured situations in workouts
– Commercial recoveries as a percentage of
gross charge-offs up significantly in the third
quarter
• Consumer Collections
— Approximately 650 full-time employees, compared
with 445 at the beginning of 2009, a nearly 50%
increase
— Over $2.1 billion of loan modifications since
program inception in 2007
– $400 million of modifications in the third
quarter of 2009
— Approximately 25% redefault rate on total pool;
40% lagged redefault rate
• Nearly 5% of total workforce currently focused on loss
mitigation and collections
— Approaching targeted staffing levels
3Q07 3Q08 2Q09 3Q09
Credit related fee income:
Losses on the sale of OREO ($2) ($12) ($13) ($22)
Gains/losses on sale of loans - (1) 11 8
FV adjustments to loans HFS - - (6) (30)
Total impact to fee income ($2) ($13) ($8) ($45)
Credit related noninterest expense:
Provision for unfunded commitments $2 $17 $8 $45
Derivative valuation adjustments - - 2 21
Other work-out related expenses 12 25 32 28
OREO expense 2 3 4 6
Total impact to noninterest expense $16 $45 $46 $100
Total PPNR effect ($18) ($58) ($55) ($145)
Effect on 3Q09 PPRN relative to: 2Q09: ($90)
3Q08: ($87)
3Q07: ($127)

© Fifth Third Bank | All Rights Reserved
Consumer portfolio
Home Equity
Balance $12.4B
NPA + 90+ Ratio: 1.4%
NCO Ratio: 2.6%
Brokered
$2.0B
NPA + 90+ Ratio
2.8%
NCO Ratio 6.6%
Direct
$10.4B
NPA + 90+ Ratio
1.1%
NCO Ratio 1.8%
Mortgage
Balance $8.2B
NPA + 90+ Ratio: 8.2%
NCO Ratio: 4.5%
Other
Card
$2.0B
NPA + 90+ Ratio 7.1%
NCO Ratio 8.9%
Other
$0.9B
NPA + 90+ Ratio 0.2%
NCO Ratio 2.1%
Auto
$9.0B
NPA + 90+ Ratio 0.5%
NCO Ratio 1.7%
HELOAN
$1.7B
NPA + 90+ Ratio
1.9%
NCO Ratio 3.5%
HELOC
$10.7B
NPA + 90+ Ratio
1.3%
NCO Ratio 2.4%
Lots
$0.7B
NPA + 90+ Ratio
16.1%
NCO Ratio 18.0%
Resi Construct
$0.1B
NPA + 90+ Ratio
1.4%
NCO Ratio NM
Owner Occ’d
$7.0B
NPA + 90+ Ratio
6.6%
NCO Ratio 2.5%
Non-owner Occ’d
$0.5B
NPA + 90+ Ratio
21.1%
NCO Ratio 14.4%
NCO ratios are YTD

© Fifth Third Bank | All Rights Reserved
Commercial portfolio
FL
7%
MI
16%
Other
77%
FL
19%
MI
15%
Other
66%
C&I
Balance $26.2B
NPA Ratio: 3.0%
NCO Ratio: 2.5%
Commercial Mortgage
Balance $12.1B
NPA Ratio: 8.0%
NCO Ratio: 3.0%
Owner Occ’d
$5.6B
NPA Ratio 4.3%
NCO Ratio 1.7%
Non-owner Occ’d
$6.5B
NPA Ratio 11.2%
NCO Ratio 4.2%
NCO ratios are YTD. NPA ratios exclude loans held-for-sale
Commercial Construction
Balance $4.1B
NPA Ratio: 18.1%
NCO Ratio: 8.1%
Owner Occ’d
$0.6B
NPA Ratio 8.8%
NCO Ratio 1.2%
Non-owner Occ’d
$3.5B
NPA Ratio 19.8%
NCO Ratio 9.4%
C&I loans by state
Commercial mortgage by state
Commercial construction by state
Homebuilder
$0.8B
NPA Ratio 33.2%
NCO Ratio 13.4%
Homebuilder
$0.8B
NPA Ratio 36.5%
NCO Ratio 18.6%
Homebuilder
$0.2B
NPA Ratio 16.7%
NCO Ratio 8.7%
FL
13%
MI
26%
Other
61%
Included
in totals
above

© Fifth Third Bank | All Rights Reserved
Commercial credit summary
1.19%
5.03%
1.45%
2.53%
3.70%
3Q08 4Q08 1Q09 2Q09 3Q09
Portfolio comments Delinquency trends
Note: NPAs excluded loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
0.0%
1.0%
2.0%
3.0%
4.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
2.82%
2.84%
2.50%
2.73%
3.82%
3Q08 4Q08 1Q09 2Q09 3Q09
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
5.71%
10.00%
6.21%
6.76%
11.56%
3Q08 4Q08 1Q09 2Q09 3Q09
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
Loss trends
• 18% of 3Q09 losses on loans to auto dealers and companies in real estate related industries
– Loans to auto dealers of $1.2B, of which $0.8B are C&I
loans; YTD NCO ratio on C&I portion: 6.8%
– Loans to real estate related industries of $3.5B; YTD
NCO ratio of 3.8%
• Low exposure to FL (7% of loans, 7% of losses in 3Q09)
• SNC losses of $60 million in 3Q09 versus $17 million in 2Q09
• Owner occupied YTD NCO ratio of 1.6%, other non-owner
occupied YTD NCO ratio of 6.1%
• In 4Q08 reduced concentrations in most stressed markets (FL and MI)
• Loans from FL/MI represented 55% of total losses in 3Q09, 39%
of total loans
• 35% of total commercial mortgage losses from
homebuilder/develop portfolio
• Declining valuations in residential and land development
• In 4Q08 reduced concentrations in most stressed markets (FL/MI)
• Continued stress expected through 2009
• Loans from FL/MI represented 50% of total losses in 3Q09, 34% of total loans
• SNC losses of $34 million in 3Q09 versus no SNC losses in 2Q09
• 45% of total commercial construction losses from
homebuilder/developer portfolio

FIFTH THIRD BANK

Mortgage

Home equity

Auto

Credit card

© Fifth Third Bank | All Rights Reserved
Consumer credit summary
3.16%
2.90%
3.30%
5.17%
4.38%
3Q08 4Q08 1Q09 2Q09 3Q09
Portfolio comments Delinquency trends
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
Loss trends
• Brokered home equity represented 16% of total portfolio in 3Q09 and 38% of total losses
• Branch originated home equity YTD loss rate of 1.8%
• 1st liens: 25%; 2nd liens: 75%
• Weighted average origination FICO: 757
• Aggressive home equity line management strategies in place
• Improved values on used cars sold at auction drove lower losses in 3Q09
• YTD loss rates similar on all vehicles types
• YTD loss rate on loans with >100% advance rate: 2.6%; YTD loss rate on loans with <100%: 1.1%
1.77%
1.68%
2.28%
2.81%
2.54%
3Q08 4Q08 1Q09 2Q09 3Q09
0.0%
1.0%
2.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
1.51%
2.00%
2.17%
1.65%
1.52%
3Q08 4Q08 1Q09 2Q09 3Q09
0.0%
1.0%
2.0%
3.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
5.54%
6.82%
7.92%
9.64%
9.08%
3Q08 4Q08 1Q09 2Q09 3Q09
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
3Q08 4Q08 1Q09 2Q09 3Q09
NPAs 30-89 90+
• 29% FL concentration driving 66% of total losses
• FL lots ($299M) running at 32% annualized loss rate (YTD)
• Mortgage company originations targeting 95% salability
• 1st liens: 100% ; weighted average LTV: 78%
• Weighted average origination FICO: 727
• Owner occupied represents 85% of portfolio; YTD loss rate of
2.5%
• High unemployment and weakened economic conditions continue to adversely impact the credit card portfolio
• Relatively small portfolio: ~$2B
• Relationship based product

© Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Current unused available borrowing capacity $22B
FHLB borrowings $2B; core deposits $70B; equity $14B
All market borrowings by Fifth Third Bank
Holding Company cash at 9/30/09: $2.1B
Expected cash obligations over the next 12 months
— $0 debt maturities
— ~$32M common dividends
— ~$205M preferred dividends
– ~$35MM Series G dividend
– ~$170MM TARP dividend
— ~$286M interest and other expenses
Cash currently sufficient to satisfy all fixed obligations over the next twenty-four months (debt maturities, common and
preferred dividends, interest and other expenses) without
accessing capital markets; relying on dividends from
subsidiaries; proceeds from asset sales
Holding company unsecured debt maturities ($M)
5,018
750
0 0 0 0
Bank unsecured debt maturities ($M) Heavily core funded (Bancorp)
2009 2010 2011 2012 2013 2014 on
Fifth Third Bancorp Fifth Third Capital Trust
31 0
500
500
1,639
888
10/1-12/31/09 2010 2011 2012 2013 2014 on
Fifth Third Bank
Demand
16%
Interest
Checking
14%
Savings /
MMDA
20%
Foreign Office
2%
Consumer
Time
12%
Non-core
Deposits
8%
ST Borrowings
4%
Equity
12%
Long Term
Debt
9%
Other
liabilities
3%